SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported) 12/28/97


                          FFP Marketing Company, Inc.
            (Exact name of registrant as specified in its charter)


               Texas                       1-13727             75-2735779
  (State or other jurisdiction of     (Commission File       (IRS Employer
          incorporation)                   Number)         Identification No.)

  2801 Glenda Avenue, Fort Worth Texas                          76117-4391
(Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code: (817) 838-4700

          ____________________________________________________________
          (Former name or former address, if changed from last report)


Item 2.  Acquisition or Disposition of Assets

      (a) On December 28, pursuant to a vote of its unitholders on December 26, 1997, FFP Partners, L.P. (the "Partnership") completed a restructuring (the "Restructuring") by which the activities previously conducted by the Partnership were separated into two groups. After the Restructuring, the fuel and merchandise marketing and other businesses previously conducted by the Partnership are now conducted by FFP Marketing Company, Inc. (the "Company"), the shares of which are traded on the American Stock Exchange under the symbol "FMM".

      The Company acquired the assets described in this Item 2 when the Partnership and the Partnership's general partner (in its capacity as the general partner of FFP Operating Partners, L.P. ( the "Operating Partnership"), contributed their interests in the Operating Partnership to the Company in exchange for all of the outstanding stock of the Company. The Partnership, the 99% limited partner of the Operating Partnership, received 3,741,621 (99%) of the Company's shares and FFPMC, the 1% general partner of the Operating Partnership, received 37,794 (1%) of the Company's shares.

      A brief description of the assets acquired by the Company in the above-described transactions is set forth in Item 2(b) below.

      (b) The assets acquired by the Company as a result of the Restructuring and the transactions described in (a) above, include the merchandise and motor fuel inventories and related store fixtures and equipment, motor fuel pumps and underground storage tanks used in the operation of convenience stores, truck stops and self-service gasoline outlets. In addition, the Company acquired a bulk storage terminal which includes a fuel processing facility. The Company will use the assets acquired in the Restructuring in the same manner and for the same pursposes as they were used by the Operating Partnership prior to the Restructuring.

      After the Restructuring, FFP Real Estate Trust (the "REIT"), as the new General Partner of the Partnership, and the Company, will have certain individuals who serve on both the Board of Trust Managers of the REIT and on the Board of Directors of the Company. The relationships between the various entities and individuals both before and after the Restructuring is described more fully in the prospectus (the "Prospectus") included in the Registration Statement on Form S-4 (No. 333-41709) of the Company filed with the Securities and Exchange Commission and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

      (a)   Financial   Statements   of  business   acquired.   The  financial
            statements of FFP Partners, L.P. are set forth on pages F-1 to F-26 of the Prospectus and are incorporated herein by reference.

      (b)   Pro forma financial information.

            The pro forma financial statements of the Company giving effect to the acquisition are set forth on pages 21 to 25 of the Prospectus, and are incorporated herein by reference.

      (c)   Exhibits.

            2.1   Restructuring   Agreement   dated   as  of
                  December 28, 1997.
            23.1  Consent of KPMG Peat Marwick LLP


                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          FFP MARKETING COMPANY, INC.
                                          (Registrant)



Date: January 12, 1998                    By:   /s/Steven B. Hawkins
                                                Steven B. Hawkins